SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 2, 2003
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                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1  Press Release dated August 31, 2003.


Item 9.   Regulation FD Disclosure
          -------------

     On August 31, 2003, Washington Federal Inc. and United Savings and Loan Bank announced that they have completed their merger effective today.
A copy of the press release is attached hereto as Exhibit 99.1.








                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: August 31, 2003               By:  /s/ Brent J. Beardall
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                                          Brent J. Beardall
                                          Vice President Finance and
                                          Controller